SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                          Time Warner Telecom Inc.
           (Exact name of registrant as specified in its charter)


             Delaware                                  84-1452416
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

        5700 S. Quebec Street
        Greenwood Village, Colorado                      80111
(Address of principal executive offices)               (Zip Code)


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instructions A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-53533 (if applicable)


Securities to be registered pursuant to Section 12(g) of the Act:


                    Class A Common Stock, $.01 par value
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                              (Title of Class)


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                              (Title of Class)


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               INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

          A description of the Class A Common Stock of Time Warner Telecom Inc. (the "Company") is incorporated by reference from the Company's Registration Statement on Form S-1 (Reg. No. 333-49439), filed with the Securities and Exchange Commission on April 21, 1999.


Item 2.  Exhibits.

         1.   --    All exhibits required by Instruction II to Item 2 will
                    be supplied to The Nasdaq Stock Market.


                                 SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



DATE:    May 5, 1999                    Time Warner Telecom Inc.


                                        By: /s/ Mark A. Peters
                                            -----------------------------
                                            Mark A. Peters
                                            Vice President and
                                            Treasurer


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